Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated August 21, 2012 to the

GMO Trust Statement of Additional Information (“SAI”) dated June 30, 2012

GMO Emerging Domestic Opportunities Fund

The following is added as a new section beginning on page 75 of the SAI, immediately following the “Investment Restrictions” section:

INVESTMENT GUIDELINES

The Manager has adopted the following investment guidelines for the GMO Emerging Domestic Opportunities Fund (the “Fund”). These guidelines are subject to change at the discretion of the Manager and without notice to shareholders of the Fund. These guidelines are not Fund policies or investment restrictions and investments inconsistent with these guidelines are not violations of any Fund policy or investment restriction. The Manager seeks to observe these guidelines only during periods when the Manager determines that normal market conditions exist. The Manager tests all percentage limitations set forth in these guidelines at the time of the making of an investment and an investment is not considered by the Manager to be inconsistent with these guidelines unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

(1) The Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(2) The Fund will not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

This guideline does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.

(3) The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

For purposes of this guideline, swap contracts on financial instruments or rates are not considered to be commodities or commodity contracts.

(4) The Fund will not invest more than the 30% of its net assets in securities classified as being in any one country. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors the Manager believes to be relevant.

(5) The Fund typically will not invest more than 7% of its net assets in the securities of any one company.

(6) Excluding investments made for the purpose of equitizing cash (e.g., exchange-traded funds) or serving as cash substitutes (e.g., money market funds and GMO U.S. Treasury Fund), the Fund will not invest more than 10% of its net assets in pooled investment vehicles.

(7) The Fund will not invest more than the 20% of its net assets in securities classified as being in frontier market countries. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors the Manager believes to be relevant.

For purposes of this guideline, frontier market countries are countries that are not included in the MSCI All Country World Index.

(8) Except for limited periods surrounding inflows and outflows, the Fund will not hold more than 10% of its net assets in cash, cash equivalents or cash substitutes (e.g., shares of money market funds or shares of GMO U.S. Treasury Fund).

(9) The Fund will not invest more than 25% of its net assets in any one industry.

(10) The Fund will typically invest in at least fifty (50) different issuers.